ICC24-APP-AMEND [1] [2000 Heritage Way, Waverly, Iowa 50677] Phone: [800.798.5500] [www.trustage.com/annuities] AMENDMENT TO ANNUITY APPLICATION IMPORTANT INFORMATION REGARDING YOUR CONTRACT COVERAGE Owner: [John Doe] [Contract Number: [123456789 ]] [Joint Owner: [Jane Doe] ] [Annuitant (if other than Owner): [James Doe] ] [Joint Annuitant (if other than Joint Owner): [Jimmy Doe] ] Date of Original Application: [October 1, 2024] I understand and agree that the application [and contract issued on the basis of the application] is amended as follows: Plan Option The Plan Option is [ ]. • TruStageTM ZoneChoice Advantage Annuity Other – see Explanation of Variables Owner and Annuitant • The Sex at Birth of the above named [Owner/Joint Owner/Annuitant/Joint Annuitant] is [male/female]. • The date of birth of the above named [Owner/Joint Owner/Annuitant/Joint Annuitant] is [date]. • The [Owner/Joint Owner/Annuitant/Joint Annuitant] of this contract is [name]. Other – see Explanation of Variables. Annuity Type and Payment Source The Annuity Type is [ ]. • Non-qualified; • Non-qualified Stretch • Traditional IRA • Roth IRA • Simplified Employee Pension (SEP) IRA • Inherited IRA – Traditional • Inherited IRA – Roth Other – see Explanation of Variables The Payment Classification is: [ ]. • Non-1035 Exchange • 1035 Exchange • Rollover • Transfer • Current Year Contribution • Prior Year Contribution • Roth Conversion Other – see Explanation of Variables The Source of Payment is [Source/Company Name], [Estimated Amount/Amount if by Check], [Existing Plan Type].

ICC24-APP-AMEND [2] Purchase Payment Allocation The Purchase Payment Allocation is as follows: [Crediting Strategy]. [Percentage] to [Allocation Option]. Floor with Participation Rate and Cap Rate Crediting Strategy • _____% S&P 500, 1-Year Interest Term, [Floor] o Floor choices: 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, -10% • _____% Dimensional US Small Cap Value Systematic Index, 1-Year Interest Term, [Floor] o Floor choices: 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, -10% • _____% Barclays Risk Balanced Index, 1-Year Interest Term, [Floor] o Floor choices: 0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, -10% Buffer with Participation Rate and Cap Rate Crediting Strategy • _____% S&P 500, 1-Year Interest Term, -10% Buffer • _____% S&P 500, 6-Year Interest Term, -10% Buffer • _____% S&P 500, 6-Year Interest Term, -20% Buffer • _____% Dimensional US Small Cap Value Systematic Index, 1-Year Interest Term, -10% Buffer • _____% Dimensional US Small Cap Value Systematic Index, 6-Year Interest Term, -10% Buffer • _____% Dimensional US Small Cap Value Systematic Index, 6-Year Interest Term, -20% Buffer • _____% Barclays Risk Balanced Index, 6-Year Interest Term, -10% Buffer • _____% Barclays Risk Balanced Index, 6-Year Interest Term, -20% Buffer Boost with Participation Rate and Cap Rate Crediting Strategy • _____% S&P 500, 6-Year Interest Term, 10% Protection Plus Rate • _____% S&P 500, 6-Year Interest Term, 20% Protection Plus Rate • _____% Dimensional US Small Cap Value Systematic Index, 6-Year Interest Term, 10% Protection Plus Rate • _____% Dimensional US Small Cap Value Systematic Index, 6-Year Interest Term, 20% Protection Plus Rate • _____% Barclays Risk Balanced Index, 6-Year Interest Term, 10% Protection Plus Rate • _____% Barclays Risk Balanced Index, 6-Year Interest Term, 20% Protection Plus Rate Buffer with Dual Step Crediting Strategy • _____% S&P 500, 6-Year Interest Term, -10% Buffer • _____% S&P 500, 6-Year Interest Term, -20% Buffer For the Fixed Account Crediting Strategy • _____% Fixed Account, 1-Year Interest Term Other – see Explanation of Variables

ICC24-APP-AMEND [3] Covered Person • The covered person for the single life option is [name]. • The covered persons for the joint life option are [name/name]. Incomplete Information I hereby verify that [______________] of the Application is as stated below: ------- Dictation Area -------- Signatures This Amendment is effective as of the issue date of the contract to which it is attached. I agree that the representations in this Amendment are true and complete to the best of my knowledge and belief on the date signed. Date signed: ____________________________________ (month, day, year) Signature of Owner Printed Name of Owner Signature of Joint Owner Printed Name of Joint Owner Signed for MEMBERS Life Insurance Company. President